UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

6900 E. Camelback Road, Suite 240, Scottsdale, AZ 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

On June 30, 2021, Cerberus Cyber Sentinel Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Catapult Acquisition Merger Sub, LLC (“Merger Sub”), Catapult Acquisition Corporation (“Catapult”), the shareholders of Catapult Acquisition Corporation (the “Catapult Shareholders”) and Darek Hahn, in his capacity as the shareholder representative (the “Shareholder Representative”). The Merger shall become effective as soon as practicable following completion of certain conditions to closing in the Merger Agreement (the “Effective Time”). Pursuant to the Merger Agreement, Catapult shall merge with and into Merger Sub at the Effective Time. As a result of the Merger, the separate existence of Catapult shall cease to exist and Merger Sub shall survive the Merger as a wholly owned subsidiary of the Company. All issued and outstanding shares of common stock of Catapult immediately prior to the Effective Time will be converted into the right to receive an aggregate of up to 3,000,000 shares of common stock, par value $0.00001, of the Company (the “Cerberus Stock”), subject to a holdback of 300,000 shares of Cerberus Stock under the terms of the Merger Agreement.

Catapult, which operates under the brand name of VelocIT, offers enterprise solutions through a suite of products and services to small and medium sized businesses. Such suite of products and services include IT leadership, vector alerts, active directory management, server management, email management, antivirus services, LAN services, wireless management, firewall management, virtualization management, WAN services, SAN services, endpoint back-up, endpoint encryption and business continuity support. Catapult is based in Cranbury, New Jersey.

The foregoing description does not purport to describe all of the terms and provisions of the Merger Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ Deb Smith
Deb Smith
Chief Financial Officer (Principal Accounting Officer)

July 7, 2021

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